Exhibit E(2)

Schedule A

As of November 15, 2010, this Schedule A forms a part of the Principal Underwriter Agreement dated as of February 6, 2006 (the “Agreement”) between MassMutual Select Funds and MML Distributors, LLC. As of November 15, 2010, this Schedule A supercedes any previous version of said Schedule A.

Name of Series	Classes of Shares

MassMutual Select PIMCO Total Return Fund	A, L, Y, S, N, Z

MassMutual Select Strategic Bond Fund	A, L, Y, S, N

MassMutual Select Strategic Balanced Fund	A, L, Y, S, N

MassMutual Select Global Allocation Fund	A, L, Y, S, N

MassMutual Select Diversified Value Fund	A, L, Y, S, N

MassMutual Select Fundamental Value Fund	A, L, Y, S, N, Z

MassMutual Select Value Equity Fund	A, L, Y, S, N

MassMutual Select Large Cap Value Fund	A, L, Y, S, N

MassMutual Select Indexed Equity Fund	A, L, Y, S, N, Z

MassMutual Select Core Opportunities Fund	A, L, Y, S, N

MassMutual Select Blue Chip Growth Fund	A, L, Y, S, N

MassMutual Select Large Cap Growth Fund	A, L, Y, S, N

MassMutual Select Aggressive Growth Fund	A, L, Y, S, N

MassMutual Select NASDAQ-100® Fund	A, L, Y, S, N

MassMutual Select Focused Value Fund	A, L, Y, S, N, Z

MassMutual Select Mid-Cap Value Fund	A, L, Y, S, N

MassMutual Select Small Cap Value Equity Fund	A, L, Y, S, N

MassMutual Select Small Company Value Fund	A, L, Y, S, N, Z

MassMutual Select Mid Cap Growth Equity Fund	A, L, Y, S, N

MassMutual Select Mid Cap Growth Equity II Fund	A, L, Y, S, N, Z

MassMutual Select Small Cap Growth Equity Fund	A, L, Y, S, N, Z

MassMutual Select Small Company Growth Fund	A, L, Y, S, N

MassMutual Select Diversified International Fund	A, L, Y, S, N

MassMutual Select Overseas Fund	A, L, Y, S, N, Z

MassMutual Select Destination Retirement Income Fund	A, L, Y, S, N

MassMutual Select Destination Retirement 2010 Fund	A, L, Y, S, N

MassMutual Select Destination Retirement 2015 Fund	A, L, Y, S, N

MassMutual Select Destination Retirement 2020 Fund	A, L, Y, S, N

MassMutual Select Destination Retirement 2025 Fund	A, L, Y, S, N

MassMutual Select Destination Retirement 2030 Fund	A, L, Y, S, N

MassMutual Select Destination Retirement 2035 Fund	A, L, Y, S, N

MassMutual Select Destination Retirement 2040 Fund	A, L, Y, S, N

MassMutual Select Destination Retirement 2045 Fund	A, L, Y, S, N

MassMutual Select Destination Retirement 2050 Fund	A, L, Y, S, N

MASSMUTUAL SELECT FUNDS

By:	/S/ NICHOLAS PALMERINO
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

MML DISTRIBUTORS, LLC

By:	/S/ ELAINE A. SARSYNSKI
Name:	Elaine A. Sarsynski
Title:	CFO and President